UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2017

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

Lead Director

On May 9, 2017, the Board of Directors (the “Board”) of HNI Corporation (the “Corporation”) elected Larry B. Porcellato as Lead Director of the Corporation for a term of one (1) year, commencing May 9, 2017, or until his replacement is elected.  For his services as Lead Director, Mr. Porcellato will receive an annual retainer of $19,000 in addition to the annual retainer paid to Mr. Porcellato as a member of the Board.  Mr. Porcellato currently is a member of the Audit Committee of the Board and has been a Director of the Corporation since 2004.

HNI Corporation Compensation Plans

At the Corporation’s annual meeting of shareholders on May 9, 2017 (the “2017 Annual Meeting”), the Corporation’s shareholders approved the HNI Corporation 2017 Stock-Based Compensation Plan (the “Stock Plan”), the 2017 Equity Plan for Non-Employee Directors of HNI Corporation (the “Non-Employee Director Equity Plan”) and the HNI Corporation Members’ Stock Purchase Plan (the “MSPP” and together with the Stock Plan and the Non-Employee Director Equity Plan, the “Plans”). The Plans were approved by the Board on February 15, 2017.

2017 Stock-Based Compensation Plan

The Stock Plan permits the Corporation to issue to its members (i.e., employees), including the Corporation’s executive officers, stock-based compensation awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance share awards, stock grant awards and dividend equivalent awards. The Board has reserved 3,400,000 shares of the Corporation’s common stock, par value $1.00 per share (“Common Stock”), for issuance under the Stock Plan.

The terms of the Stock Plan are consistent with the terms of the HNI Corporation 2007 Stock-Based Compensation Plan, as amended, which expired on May 7, 2017.

A description of the Stock Plan is set forth under “Proposal No. 5 – Approval of the HNI Corporation 2017 Stock-Based Compensation Plan” in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 24, 2017 (as supplemented, the “Proxy Statement”), and is incorporated herein by reference.

The foregoing description of the Stock Plan is qualified in its entirety by reference to the full text of the Stock Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report, by reference to the Corporation’s registration statement on Form S-8, filed May 9, 2017 (the “Registration Statement”).

2017 Equity Plan for Non-Employee Directors

The Non-Employee Director Equity Plan permits the Corporation to issue to its non-employee directors stock options, shares of restricted stock of the Corporation and stock grant awards. The Non-Employee Director Equity Plan also permits non-employee directors to elect to receive all or a portion of their annual retainers, meeting fees and other amounts payable to such director by the Corporation for services performed as a non-employee director in the form of shares of Common Stock. There are 300,000 shares of Common Stock reserved for issuance under the Non-Employee Director Equity Plan.

The terms of the Non-Employee Director Equity Plan are consistent with the terms of the 2007 Equity Plan for Non-Employee Directors of HNI Corporation, as amended, which expired on May 7, 2017.

A description of the Non-Employee Director Equity Plan is set forth under “Proposal No. 6 – Approval of the 2017 Equity Plan for Non-Employee Directors of HNI Corporation” in the Proxy Statement and is incorporated herein by reference.

The foregoing description of the Non-Employee Director Equity Plan is qualified in its entirety by reference to the full text of the Non-Employee Director Equity Plan, which is incorporated by reference as Exhibit 10.2 to this Current Report, by reference to the Registration Statement.

Members’ Stock Purchase Plan

There are 800,000 shares of Common Stock reserved for issuance to the Corporation’s members under the MSPP. Any person who is employed by the Corporation or a subsidiary and who customarily works 20 hours or more per week, and who customarily works for five months or more in any calendar year is eligible to participate in the MSPP.

The terms of the MSPP are consistent with the terms of the Corporation’s 2002 Members' Stock Purchase Plan, which the MSPP has replaced.

A description of the MSPP is set forth under “Proposal No. 7 – Approval of the HNI Corporation Members’ Stock Purchase Plan” in the Proxy Statement and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, the proposals listed below were submitted to a vote of the shareholders. The proposals are described in the Proxy Statement. As of March 10, 2017, the record date for the 2017 Annual Meeting, there were 44,092,971 outstanding shares of Common Stock eligible to vote, and 40,179,912 shares were present in person or represented by proxy at the 2017 Annual Meeting.

Proposal No. 1 – Election of Directors. The Corporation’s shareholders approved four nominees, Miguel M. Calado, Cheryl A. Francis, John R. Hartnett and Brian E. Stern, for election to the Board for a term expiring at the Corporation’s 2020 Annual Meeting of Shareholders and one nominee, Larry B. Porcellato, for election to the Board for a term expiring at the Corporation’s 2019 Annual Meeting, with votes as follows:

Director	% For[1]	For	Against	Abstain	Broker Non-Votes
Miguel M. Calado	98.33%	34,689,504	588,919	183,155	4,718,334
Cheryl A. Francis	99.34%	35,055,925	234,236	171,417	4,718,334
John R. Hartnett	99.10%	34,963,323	317,068	181,187	4,718,334
Larry B. Porcellato	98.78%	34,857,514	429,495	174,569	4,718,334
Brian E. Stern	98.45%	34,728,779	545,330	187,469	4,718,334
1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

The Corporation’s other Directors: (i) Stan A. Askren, Mary A. Bell and Ronald V. Waters, III continue to serve as directors for terms ending at the Corporation’s 2018 Annual Meeting of Shareholders; and (ii) Mary K.W. Jones and Abbie J. Smith continue to serve as directors for terms ending at the Corporation’s 2019 Annual Meeting of Shareholders.

Proposal No. 2 – Ratification of KPMG LLP as the Corporation’s Independent Registered Public Accountant for Fiscal 2017. The Corporation’s shareholders ratified the selection of KPMG LLP as the Corporation’s independent registered public accountant for the fiscal year ending December 30, 2017 with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
99.19%	39,709,085	235,148	235,679	-0-
1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law).

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation. The Corporation’s shareholders approved, on an advisory basis, the compensation awarded by the Corporation to its Named Executive Officers as disclosed in the Proxy Statement with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
97.48%	34,282,857	885,181	293,540	4,718,334
1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

Proposal No. 4 – Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation. The Corporation’s shareholders approved, on an advisory basis, an annual advisory vote on Named Executive Officer compensation with votes as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
29,083,384	451,551	5,557,969	368,674	-0-
82.88%[1]	1.29%[1]	15.84%[1]
1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

Proposal No. 5 – Approval of the HNI Corporation 2017 Stock-Based Compensation Plan. The Corporation’s shareholders approved the Stock Plan with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
94.77%	33,609,972	1,575,601	276,005	4,718,334
1Percentage of votes cast, which includes abstentions pursuant to the NYSE Listed Company Manual but excludes broker non-votes.

Proposal No. 6 – Approval of the 2017 Equity Plan for Non-Employee Directors of HNI Corporation. The Corporation’s shareholders approved the Non-Employee Director Equity Plan with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
96.47%	34,210,918	946,916	303,744	4,718,334
1Percentage of votes cast, which includes abstentions pursuant to the NYSE Listed Company Manual but excludes broker non-votes.

Proposal No. 7 – Approval of the HNI Corporation Members’ Stock Purchase Plan. The Corporation’s shareholders approved the MSPP with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
98.50%	34,931,503	275,863	254,212	4,718,334
1Percentage of votes cast, which includes abstentions pursuant to the NYSE Listed Company Manual but excludes broker non-votes.

Item 9.01    Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.        Description

10.1	HNI Corporation 2017 Stock-Based Compensation Plan (incorporated by reference from Exhibit 4.3 to the Corporation’s Form S-8 filed on May 9, 2017)
10.2	2017 Equity Plan for Non-Employee Directors of HNI Corporation (incorporated by reference from Exhibit 4.4 to the Corporation’s Form S-8 filed on May 9, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI Corporation

Date: May 12, 2017             By:/s/ Steven M. Bradford
Steven M. Bradford
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.        Description

10.1	HNI Corporation 2017 Stock-Based Compensation Plan (incorporated by reference from Exhibit 4.3 to the Corporation’s Form S-8 filed on May 9, 2017)
10.2	2017 Equity Plan for Non-Employee Directors of HNI Corporation (incorporated by reference from Exhibit 4.4 to the Corporation’s Form S-8 filed on May 9, 2017)